UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2008
The Allied Defense Group, Inc.

(Exact name of registrant as specified in its charter)

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Delaware	1-11376	04-2281015

(Address of principal executive offices)		(Zip Code)

8000 Towers Crescent Drive, Suite 260, Vienna, VA		22182

Registrant’s telephone number, including area code (703) 847-5268

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD.
Item 7.01 Regulation FD Disclosure.
     The Allied Defense Group, Inc. (“the Company”) intends to distribute copies of certain printed materials (the “Materials”) to analysts, institutional investors, and other persons in connection with presentations to be made, or meetings to be held, by the Company over the next several weeks. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     99.1      The Allied Defense Group September 2008 Investor Presentation.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc. (Registrant)

By:

/s/ John J. Marcello John J. Marcello, President and
Chief Executive Officer
Date: September 15, 2008